                                      UAM Funds
                                      Funds for the Informed Investor(sm)



CAMBIAR OPPORTUNITY PORTFOLIO

Annual Report                                                 April 30, 2001









                                                                          UAM(R)

UAM FUNDS                                        CAMBIAR OPPORTUNITY PORTFOLIO
                                                 APRIL 30, 2001


--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter...............................................  1

Statement of Net Assets............................................  5

Statement of Operations............................................  8

Statement of Changes in Net Assets.................................  9

Financial Highlights............................................... 10

Notes to Financial Statements...................................... 11

Report of Independent Accountants.................................. 15

Federal Income Tax Information..................................... 16

--------------------------------------------------------------------------------

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO
--------------------------------------------------------------------------------

April 30, 2001

Dear Shareholders:

During the Cambiar Opportunity Portfolio's fiscal year ending April 30, 2001, financial markets faced several discernable uncertainties. These included whether or not the U.S. may endure a recession in the year 2001, the impact of slower spending on information technology and an uncertain corporate profit outlook for 2001. As a general rule, stock markets do not tolerate uncertainties well, which caused the year to be the worst for aggregate market performance (as measured by the S&P 500), since 1977. The technology-heavy Nasdaq index declined by roughly 45% for the year and by 58% from its high in March, registering the worst annual performance for a major U.S. stock index since the Great Depression.

Although not completely immune from the recent carnage, Cambiar Investors' disciplined value style of investing helped to limit downside risk while our flexibility provided the opportunity to generate superior returns. We believe our approach of uncovering companies with strong management teams, solid long-term fundamentals and conservative valuations is the key to successful performance over time. The Cambiar Opportunity Portfolio performed very well during this environment. For the fiscal year ending April 30, 2001, the fund was up 15.6% versus a loss of 13.0% for the S&P 500 and a gain of 6.4% for the Russell 1000 Value.

In a slow or stagnant economic environment, effective investment management may require some fine-tuning. Many of the great investment themes of the past years such as internet infrastructure, financial services, and mobile communications equipment are likely to face a challenging environment. From Cambiar Investors' perspective, this creates a much different sort of investment backdrop. It becomes less important to identify and hang on to major macro-investment themes and more critical to gauge sentiment and relative valuation. When expectations and valuation are low, stocks can perform quite well. The risk in a stagnant economy is to own stocks where expectations are elevated. Identifying stocks for which expectations are unreasonably low is what Cambiar has always specialized in. We feel strongly that this sort of expertise will prove to be even more valuable in 2001.

Recessions always end after a period of retrenchment, and the economy moves back into a recovery mode, supported by a stronger base as the excesses are eliminated. We have just gone through a historically long growth cycle, and we are now experiencing a slowdown. This break in our economy should in no way signal a surrender of equities. Usually by the time a recession is recognized the markets have already looked through the downturn and returned to positive performance.

Currently we believe stock prices have substantially discounted an economic slowdown. Lower interest rates and a stabilization of the economy should result in higher

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO

--------------------------------------------------------------------------------

stock prices for 2001. Five 50 basis point cuts since January 3, 2001 constitutes an unprecedented effort by Greenspans' Fed to jump-start an economy that grew in the past three quarters at the slowest pace in five years.

Going forward, we believe that the exuberance of late 1999 and early 2000 will not be reprised any time soon. Nonetheless, there are reasons to think we may be near a bottom, particularly as the excessive optimism surrounding a quick, sharp economic recovery is dissipating and the Fed continues to liquefy the monetary system. However, Fed actions take several quarters to work through the economy, and near-term earnings visibility is extremely poor. The market is extremely skittish and appears unlikely to rally consistently until investors become much more confident that the outlook is improving. Until then, expect continued high volatility but little positive overall market performance. In this environment, we believe the best course of action is to continue with what we've been doing for nearly 30 years and focus on our disciplined approach to individual stock selection. By purchasing great companies at inexpensive prices, we expect to continue to protect capital and prosper when the current gloom inevitably lifts.


Sincerely,

/s/ BRIAN BARISH
-----------------------
Brian Barish
President
Cambiar Investors, Inc.


All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

There are no assurances that a portfolio will meet its stated objectives.

A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO

--------------------------------------------------------------------------------

                       Definition of Comparative Indices

NASDAQ Composite Index is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market system traded foreign common stocks and ADRs.

S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

Russell 1000 Value Index contains securities in the Russell 1000 Indexes with less-than-average growth orientation. Companies generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.


Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO
--------------------------------------------------------------------------------

Growth of a $10,000 Investment


                                    [GRAPH]

                     ------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                     FOR THE PERIODS ENDED APRIL 30, 2001
                     ------------------------------------
                                               Since
                           1 Year             6/30/98*
                     ------------------------------------
                           15.63%              22.05%
                     ------------------------------------

                                                   PERIODS ENDED APRIL 30TH
-------------------------------------------     ------------------------------
Initial Investment Date             6/30/98       Apr 99     Apr 00     Apr 01
-------------------------------------------      -------    -------    -------
Cambiar Opportunity Portfolio       $10,000      $12,345    $15,216    $17,595
                S&P 500 Index       $10,000      $11,913    $13,120    $11,418
-------------------------------------------
            Index start date:       6/30/98

 * Beginning of operations.

** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                        CAMBIAR OPPORTUNITY PORTFOLIO
                                                 APRIL 30, 2001

------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
COMMON STOCKS - 94.3%

                                                                    Shares         Value
                                                                   --------       --------
AEROSPACE & DEFENSE -- 3.0%
     Raytheon, Cl A..............................................     1,000    $    29,450
     Raytheon, Cl B..............................................     5,000        147,650
                                                                               ------------
                                                                                   177,100
                                                                               ------------
BANKING -- 12.0%
     Bank of America.............................................     2,400        134,400
     Bayerische Hypo-Und Vereinsbank ADR.........................     2,000        110,641
     FleetBoston Financial.......................................     4,500        172,665
     ING Groep ADR...............................................     2,571        177,373
     US Bancorp..................................................     6,000        127,080
                                                                               ------------
                                                                                   722,159
                                                                               ------------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.9%
     Fox Entertainment Group, Cl A*..............................     5,000        114,750
                                                                               ------------
COMPUTERS SERVICES -- 5.4%
     Electronic Data Systems.....................................     2,900        187,050
     Unisys*.....................................................    11,400        137,256
                                                                               ------------
                                                                                   324,306
                                                                               ------------
COMPUTER SOFTWARE -- 13.5%
     BMC Software*...............................................     9,400        227,386
     Novell*.....................................................    20,000         95,600
     Symantec*...................................................     4,000        259,240
     Synopsys*...................................................     4,000        229,720
                                                                               ------------
                                                                                   811,946
                                                                               ------------
FINANCIAL SERVICES -- 2.6%
     First Data..................................................     2,300        155,112
                                                                               ------------
FOOD,BEVERAGE & TOBACCO -- 4.4%
     Diageo ADR..................................................     4,100        171,790
     Philip Morris...............................................     1,900         95,209
                                                                               ------------
                                                                                   266,999
                                                                               ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO
                                                   APRIL 30, 2001

COMMON STOCKS - continued

                                                                  Shares           Value
                                                                 --------        --------
INSURANCE -- 7.4%
     Allstate..................................................   3,000        $   125,250
     MBIA......................................................   3,450            165,083
     Safeco....................................................   5,800            154,860
                                                                               ------------
                                                                                   445,193
                                                                               ------------
MEDICAL PRODUCTS & SERVICES -- 2.2%
     Boston Scientific*........................................   8,500            134,980
                                                                               ------------
PETROLEUM & FUEL PRODUCTS -- 7.3%
     Conoco, Cl B..............................................   4,800            146,016
     Schlumberger Ltd..........................................   3,100            205,530
     Transocean Sedco Forex....................................   1,600             86,848
                                                                               ------------
                                                                                   438,394
                                                                               ------------
PHARMACEUTICALS -- 15.0%
     Abbott Laboratories.......................................   4,000            185,520
     Alpharma, Cl A............................................   5,000            113,100
     Mylan Laboratories........................................   5,000            133,700
     Roche Holding ADR.........................................   1,900            136,463
     Schering-Plough...........................................   4,000            154,160
     Watson Pharmaceutical*....................................   3,600            179,280
                                                                               ------------
                                                                                   902,223
                                                                               ------------
PRINTING & PUBLISHING -- 2.7%
     Gannett...................................................   2,500            161,375
                                                                               ------------
RETAIL -- 0.8%
     Nordstrom.................................................   2,600             47,814
                                                                               ------------
RETAIL-SPECIALTY -- 4.7%
     Abercrombie & Fitch, Cl A*................................   3,800            126,540
     Limited...................................................   9,200            155,664
                                                                               ------------
                                                                                   282,204
                                                                               ------------
TELEPHONES & TELECOMMUNICATION -- 9.0%
     AT&T Wireless Group*......................................   7,000            140,700
     Hughes Electronics, Cl H*.................................   7,400            157,250
     Motorola..................................................   4,800             74,640
     Verizon Communications.....................................  3,000            165,210
                                                                               ------------
                                                                                   537,800
                                                                               ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO
                                                   APRIL 30, 2001
--------------------------------------------------------------------------------
COMMON STOCKS - continued
                                                    Shares       Value
                                                   --------   ----------
TRAVEL SERVICES -- 2.4%
  Galileo International...........................   6,000    $  146,520
                                                              ----------
  TOTAL COMMON STOCKS
    (Cost $4,796,903).............................             5,668,875
                                                              ----------
CONVERTIBLE BONDS -- 0.4%
===============================================================================
                                                    Face
                                                   Amount
                                                  ---------
Global Telesystems Group
  5.750%, 07/01/10
  (Cost $126,042)................................. 300,000        25,500
                                                              ----------
SHORT-TERM INVESTMENT -- 3.3%
===============================================================================
REPURCHASE AGREEMENT -- 3.3%
  Chase Securities Inc. 4.30%, dated 04/30/01,
    due 05/01/01 to be repurchased at
    $194,023, collateralized by $191,101
    of a U.S. Treasury Note valued at $200,264
    (Cost $194,000)............................... 194,000       194,000
                                                              ----------
  TOTAL INVESTMENT -- 98.0%
    (Cost $5,116,945) (a).........................             5,888,375
                                                              ----------
  OTHER ASSETS AND LIABILITIES, NET -- 2.0%.......               122,824
                                                              ----------
NET ASSETS CONSIST OF:
===============================================================================
  Paid in Capital.................................             5,239,716
  Accumulated Net Realized Gain on Investments....                    53
  Unrealized Appreciation on Investments..........               771,430
                                                              ----------
  TOTAL NET ASSETS -- 100%........................            $6,011,199
                                                              ==========
Institutional Class Shares:
  Shares Issued and Outstanding
    (Unlimited authorization, no par value).......               452,364
  Net Asset Value, Offering and Redemption
    Price Per Share...............................                $13.29
                                                              ----------

  *  Non-Income Producing Security
ADR  American Depositary Receipt
 Cl  Class
(a) The cost for federal income tax purposes was $5,118,361. At April 30, 2001, net unrealized appreciation for all securities based on tax cost was $770,014. This consisted of aggregate gross unrealized appreciation for all securities of $1,023,496 and an aggregate gross unrealized depreciation for all securities of $253,482.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      CAMBIAR OPPORTUNITY PORTFOLIO
                                               FOR THE YEAR ENDED APRIL 30, 2001

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Dividends....................................................................    $  62,777
Interest.....................................................................       26,815
Less: Foreign Taxes Withheld.................................................       (2,013)
                                                                                 ---------
     Total Income............................................................       87,579
                                                                                 ---------
Expenses
Administrative Fees -- Note C................................................       81,493
Investment Advisory Fees -- Note B...........................................       48,982
Printing Fees................................................................       17,863
Registration and Filing Fees.................................................       14,584
Audit Fees...................................................................       12,708
Custodian Fees...............................................................        7,299
Trustees' Fees -- Note E.....................................................        3,635
Legal Fees...................................................................          405
Other Expenses...............................................................        4,977
                                                                                 ---------
     Total Expenses..........................................................      191,946
Less, Waiver of:
Investment Advisory Fees -- Note B............................................     (48,982)
Expenses Assumed by the Adviser -- Note B.....................................     (79,134)
                                                                                 ---------
     Net Expenses Before Expense Offset......................................       63,830
Expense Offset -- Note A......................................................        (153)
                                                                                 ---------
     Net Expenses After Expense Offset.......................................       63,677
                                                                                 ---------
Net Investment Income........................................................       23,902
                                                                                 ---------
Net Realized Gain on Investments.............................................       71,614
Net Change in Unrealized Appreciation (Depreciation) on Investments..........      674,830
                                                                                 ---------
Net Gain on Investments......................................................      746,444
                                                                                 ---------
Net Increase in Net Assets Resulting from Operations.........................    $ 770,346
                                                                                 =========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         CAMBIAR OPPORTUNITY PORTFOLIO

-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                            Year               Year
                                                           Ended              Ended
                                                          April 30,          April 30,
                                                            2001               2000
                                                        -------------      ------------
Increase (Decrease) in Net Assets Operations:
   Net Investment Income.............................    $     23,902      $      347
   Net Realized Gain.................................          71,614         760,324
   Net Change in Unrealized Appreciation
    (Depreciation)...................................         674,830        (100,179)
                                                         ------------      ----------
   Net Increase in Net Assets Resulting from
    Operations.......................................         770,346         660,492
                                                         ------------      ----------
Distributions:
   Net Investment Income.............................         (24,242)           (525)
   In Excess of Net Investment Income................         (26,924)        (13,692)
   Net Realized Gain.................................        (804,961)       (209,451)
                                                         ------------      ----------
     Total Distributions.............................        (856,127)       (223,668)
                                                         ------------      ----------
Capital Share Transactions:
   Issued............................................       1,604,210       1,260,107
   In Lieu of Cash Distributions.....................         856,127         179,693
   Redeemed..........................................        (438,817)       (189,971)
                                                         ------------      ----------
   Net Increase from Capital Share Transactions......       2,021,520       1,249,829
                                                         ------------      ----------
     Total Increase..................................       1,935,739       1,686,653
Net Assets:
   Beginning of Period...............................       4,075,460       2,388,807
                                                         ------------      ----------
   End of Period (including undistributed net
    investment income of $0 and $339, respectively)..    $  6,011,199      $4,075,460
                                                         ============      ==========
Shares Issued and Redeemed:
   Shares Issued.....................................         126,187          94,418
   In Lieu of Cash Distributions.....................          68,419          13,767
   Shares Redeemed...................................         (30,675)        (14,169)
                                                         ------------      ----------
   Net Increase in Shares Outstanding................         163,931          94,016
                                                         ============      ==========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                      Selected Per Share Data & Ratios
                                        For a Share Outstanding Throughout Each Period

                                           Year               Year            June 30,
                                          Ended              Ended            1998* to
                                        April 30,          April 30,         April 30,
                                           2001               2000              1999
                                      --------------     --------------     ------------
Net Asset Value, Beginning of
 Period..............................      $ 14.13             $12.29           $10.00
Income from Investment Operations
     Net Investment Income...........         0.11                 --             0.04
     Net Realized and Unrealized
      Gain...........................         1.93               2.78             2.29
                                           -------             ------           ------
     Total from Investment
      Operations.....................         2.04               2.78             2.33
                                           -------             ------           ------
Distributions:
     Net Investment Income...........        (0.08)                --           (0.04)
     In Excess of Net Investment
      Income.........................        (0.09)             (0.07)             --
     Net Realized Gain...............        (2.71)             (0.87)             --
                                           -------             ------           ------
     Total Distributions.............        (2.88)             (0.94)           (0.04)
                                           -------             ------           ------
Net Asset Value, End of Period.......      $ 13.29             $14.13           $12.29
                                           =======             ======           ======
Total Return+........................        15.63%             23.26%           23.44%***
                                           =======             ======           ======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)      $ 6,011             $4,075           $2,389
Ratio of Expenses to Average Net
 Assets..............................         1.30%              1.31%            1.31%**
Ratio of Net Investment Income to
 Average Net Assets..................         0.49%              0.01%            0.42%**
Portfolio Turnover Rate..............           96%                95%              78%

  * Commencement of Operations
 ** Annualized *** Not annualized
  + Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II, and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Cambiar Opportunity Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At April 30, 2001, the UAM Funds were comprised of 40 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to provide capital growth and preservation by investing primarily in common stocks that have limited downside risk with positive upside potential.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

         1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

          2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

         3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO

--------------------------------------------------------------------------------

liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

     4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains and losses on investments.

     Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of an increase of $26,925 to net investment income and a decrease of $26,925 to accumulated net realized gain.

     Permanent book-tax differences are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income
(loss) per share in the financial highlights.

     5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed to a portfolio are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets for custodian balance credits.

     6. Accounting Standards Issued But Not Yet Adopted: On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment

UAM FUNDS                                         CAMBIAR OPPORTUNITY PORTFOLIO

-------------------------------------------------------------------------------

     Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Portfolio does not expect any material impact on results of operations or financial condition of the Portfolio upon adoption of the provisions of the Guide.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Cambiar Investors, Inc. (the "Adviser"), an affiliate of Old Mutual
(US) Holdings Inc. (formerly United Asset Management Corporation), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 1.00% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of interest, taxes, brokerage commissions and extraordinary expenses, from exceeding 1.30% of average daily net assets. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual plc, which gained control of United Asset Management Corporation ("UAM") on September 26, 2000.

     C. Administrative Services: Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary UAM, provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). UAMFSI had entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the UAM Funds.

     Pursuant to the Agreement, the Portfolio paid UAMFSI 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of $72,500 and a fee based on the number of active shareholder accounts.

     For the eleven months ended March 31, 2001 UAMFSI was paid $76,666, of which $33,450 was paid to SEI for their services, $14,445 to DST for their services and $8,974 to UAMSSC for their services.

     Effective April 1, 2001, SEI (the "Administrator") was appointed the administrator and began providing administrative services to the UAM Funds under an Administration Agreement (the "Administration Agreement").

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO

--------------------------------------------------------------------------------

     Pursuant to the Administration Agreement, the Portfolio pays the Administrator 0.073% per annum of the average daily net assets of the Portfolio and an annual base fee of $54,500. For the one month ending April 30, 2001 the Administrator was paid $4,827.

     D. Distribution Services: Prior to April 1, 2001, UAM Fund Distributors, Inc. ("UAMFDI"), a wholly owned subsidiary of UAM, distributed the shares of the UAM Funds. UAMFDI did not receive any fee or other compensation with respect to the Portfolio.

     Effective April 1, 2001, Funds Distributor, Inc. (the "Distributor") was appointed as the distributor and began providing distribution services to the UAM Funds. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

     E. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     F. Purchases and Sales: For the year ended April 30, 2001, the Portfolio made purchases of $5,550,983 and sales of $4,627,117 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

     G. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum (provided that for the period beginning April 27, 2001 through July 27, 2001 such commitment fee shall be computed at 0.09% per annum), payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended April 30, 2001, the Portfolio had no borrowings under the agreement.

     H. Other: At April 30, 2001, 57% of total shares outstanding were held by 3 record shareholders, each owning 10% or greater of the aggregate total shares outstanding.

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
Cambiar Opportunity Portfolio

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cambiar Opportunity Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period June 30, 1998 (commencement of operations) through April 30, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
June 15, 2001

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO

--------------------------------------------------------------------------------
Federal Income Tax Information: (Unaudited)

For the period ended April 30, 2001, the percentage of dividends paid from investment company taxable income that qualify for the 70% dividend received deduction for corporate shareholders is 12.12% for the Cambiar Opportunity Portfolio.

     Cambiar Opportunity Portfolio hereby designates approximately $139,338 as a 20% long-term capital gain dividend for the purposes of dividend paid deduction on its federal income tax return.

                                     NOTES

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO

--------------------------------------------------------------------------------

Officers and Trustees

James F. Orr, III                   Linda T. Gibson, Esq.
Trustee, President and Chairman     Vice President and Secretary

John T. Bennett, Jr.                Sherry Kajdan Vetterlein
Trustee                             Vice President and Assistant Secretary

Nancy J. Dunn                       Christopher Salfi
Trustee                             Treasurer

Philip D. English                   Molly S. Mugler
Trustee                             Assistant Secretary

William A. Humenuk
Trustee

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Cambiar Investors, Inc.
2401 E. Second Avenue
Suite 400
Denver, CO 80206

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109

--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------